UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2017

SONIC AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 10, 2017, Sonic Automotive, Inc. (the “Company”) issued and sold $250,000,000 aggregate principal amount of its 6.125% Senior Subordinated Notes due 2027, Series A (the “Notes”) at an issue price of 100%. The Notes were offered and sold either to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or to persons outside the United States in compliance with Regulation S under the Securities Act. A substantial portion of the net proceeds will be used to redeem all of the Company’s outstanding 7.0% Senior Subordinated Notes due 2022 (the “7.0% Notes”) pursuant to the terms of the indenture governing those notes. Nothing in this Current Report on Form 8-K shall be deemed to be a notice of redemption for the 7.0% Notes.

The Notes were issued under an Indenture, dated as of March 10, 2017 (the “Indenture”), by and among the Company, certain subsidiary guarantors named therein (the “Guarantors”) and U.S. Bank National Association, as trustee. The Notes are unconditionally guaranteed, jointly and severally, on a senior subordinated basis by all of the Company’s operating domestic subsidiaries. The Indenture provides that interest on the Notes will be payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2017. The Indenture also contains customary restrictive covenants and default provisions for an issue of senior notes of this nature. The Notes will mature on March 15, 2027, unless earlier redeemed or repurchased by the Company. The Notes and the guarantees are unsecured senior subordinated obligations and are subordinated to all of the Company’s and the Guarantors’ existing and future senior debt. In addition, the Notes are structurally subordinated to all of the liabilities of the Company’s subsidiaries that are not guaranteeing the Notes, to the extent of the assets of those subsidiaries. A copy of the Indenture is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

The Notes will be redeemable at the Company’s option, in whole or in part, at any time on or after March 15, 2022 at the following redemption prices, which are expressed as percentages of the principal amount.

Period	Redemption Price
Beginning March 15, 2022	103.063%
Beginning March 15, 2023	102.042%
Beginning March 15, 2024	101.021%
Beginning March 15, 2025 and thereafter	100.000%

Before March 15, 2022, the Company may redeem all or a part of the Notes, subject to payment of a make-whole premium. In addition, the Company may redeem up to an aggregate of 35% of the Notes on or before March 15, 2020 with the net cash proceeds from certain equity offerings.

In addition, the Company and the Guarantors entered into a Registration Rights Agreement, dated as of March 10, 2017 (the “Registration Rights Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as representative of the several initial purchasers, pursuant to which the Company and the Guarantors have agreed to file an exchange offer registration statement to exchange the Notes for notes registered under the Securities Act with substantially identical terms or, under certain circumstances, to file a shelf registration statement to cover resales of the Notes. If the Company does not satisfy its obligations within the prescribed time periods or otherwise, it would be required to pay additional interest on the Notes until the Company satisfies those obligations. A copy of the Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 4.2 and is incorporated herein by reference.

Some of the initial purchasers and their affiliates have engaged in, and may in the future engage in, investment banking, commercial banking, financial advisory and other commercial dealings in the ordinary course of business with the Company or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions. An affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated is the administrative agent and a lender under the Company’s amended and restated syndicated revolving credit facility (the “2016 Revolving Credit Facility”) and the Company’s amended and restated syndicated new and used vehicle floor plan credit facilities (collectively, the “2016 Credit Facilities”). Affiliates of J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, U.S. Bancorp Investments, Inc. and Comerica Securities, Inc. are also lenders under the 2016 Credit Facilities. Affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC are also letter of credit issuers under the 2016 Revolving Credit Facility. Affiliates of J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and U.S. Bancorp Investments, Inc. are counterparties to interest rate swap agreements with the Company, and affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated provide the Company treasury management services. An affiliate of U.S. Bancorp Investments, Inc. serves as the trustee under the indentures governing certain of the Company’s outstanding debt securities, including the 7.0% Notes. In addition, from time to time, certain of the initial purchasers and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in the Company’s debt or equity securities or loans. The initial purchasers or their affiliates may own the 7.0% Notes. As a result, some of the initial purchasers or their affiliates may receive part of the net proceeds from the sale of the Notes by reason of the redemption of the 7.0% Notes held by them.

The foregoing summaries of documents described above do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed as exhibits hereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 and included in Item 1.01 is incorporated herein by reference, and the description of the Notes incorporated herein is qualified in its entirety by reference to the Indenture and the form of Note which are included in Exhibit 4.1 filed herewith.

Item 7.01.	Regulation FD Disclosure.

On March 10, 2017, the Company issued a notice to redeem all $200 million aggregate principal amount of the 7.0% Notes pursuant to the terms of the indenture governing those notes at a redemption price of 100% of the principal amount of the 7.0% Notes, plus the applicable premium as of, and accrued and unpaid interest to, but excluding, March 27, 2017, the redemption date for the 7.0% Notes. Nothing in this Current Report on Form 8-K shall be deemed to be a notice of redemption for the 7.0% Notes.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Indenture, dated as of March 10, 2017, by and among Sonic Automotive, Inc., the guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Registration Rights Agreement, dated as of March 10, 2017, by and among Sonic Automotive, Inc., the guarantors set forth on the signature pages thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several initial purchasers.

4.3	Form of 6.125% Senior Subordinated Note due 2027, Series A (included in Exhibit 4.1).

99.1	Press Release of Sonic Automotive, Inc., dated March 7, 2017, announcing offering.

99.2	Press Release of Sonic Automotive, Inc., dated March 7, 2017, announcing pricing of offering.

99.3	Press Release of Sonic Automotive, Inc., dated March 10, 2017, announcing closing of offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

Date: March 14, 2017	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Indenture, dated as of March 10, 2017, by and among Sonic Automotive, Inc., the guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Registration Rights Agreement, dated as of March 10, 2017, by and among Sonic Automotive, Inc., the guarantors set forth on the signature pages thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several initial purchasers.

4.3	Form of 6.125% Senior Subordinated Note due 2027, Series A (included in Exhibit 4.1).

99.1	Press Release of Sonic Automotive, Inc., dated March 7, 2017, announcing offering.

99.2	Press Release of Sonic Automotive, Inc., dated March 7, 2017, announcing pricing of offering.

99.3	Press Release of Sonic Automotive, Inc., dated March 10, 2017, announcing closing of offering.